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                                                                    EXHIBIT 23.1

                   MECHANICAL DYNAMICS, INC. AND SUBSIDIARIES

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-17957.


                                                  ARTHUR ANDERSEN LLP

March 26, 1999,
   Detroit, Michigan.